                 AmeriCredit Automobile Receivables Trust 2000-A
                      Class A-1 6.0400% Asset Backed Notes
                      Class A-2 6.5400% Asset Backed Notes
                      Class A-3 7.1500% Asset Backed Notes
                      Class A-4 7.2900% Asset Backed Notes
                       Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as the Backup Servicer and Trust Collateral Agent, dated as of February 6, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

---------------------------------------------       -------------------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:         11/01/2000                                                                           ORIGINAL
MONTHLY PERIOD ENDING:            11/30/2000        PURCHASES                 UNITS   CUT-OFF DATE   CLOSING DATE    POOL BALANCE
                                                    -------------------------------------------------------------------------------
PREV. DISTRIBUTION/CLOSE DATE:    11/06/2000        INITIAL PURCHASE         47,318     02/06/2000     02/11/2000     $649,999,997
DISTRIBUTION DATE:                12/05/2000        SUB. PURCHASE #1         12,505     03/22/2000     03/30/2000     $174,999,998
DAYS OF INTEREST FOR PERIOD:              29        SUB. PURCHASE #2         33,861     04/18/2000     04/27/2000     $474,998,974
DAYS IN COLLECTION PERIOD:                30
                                                                        -----------------------------------------------------------
MONTHS SEASONED:                          10        TOTAL                    93,684                                 $1,299,998,969
---------------------------------------------       -------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
I.             MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------

     {1}       Beginning of period Aggregate Principal Balance                                            {1}        $1,092,609,621
                                                                                                              ----------------------

     {2}       Purchase of Subsequent Receivables                                                         {2}                    $0
                                                                                                              ----------------------

               Monthly Principal Amounts

                   {3}      Collections on Receivables
                              outstanding at end of period                                {3}      27,007,262
                                                                                              ----------------
                   {4}      Collections on Receivables paid off during period             {4}      11,675,788
                                                                                              ----------------
                   {5}      Receivables becoming Liquidated Receivables during period     {5}       7,634,227
                                                                                              ----------------
                   {6}      Receivables becoming Purchased Receivables during period      {6}               0
                                                                                              ----------------
                   {7}      Cram Down Losses occurring during period                      {7}               0
                                                                                              ----------------
                   {8}      Other Receivables adjustments                                 {8}         453,043
                                                                                              ----------------
                   {9}      Less amounts allocable to Interest                            {9}     (15,962,304)
                                                                                              ----------------

                   {10}     Total Monthly Principal Amounts                                              {10}            30,808,016
                                                                                                              ----------------------

     {11}      End of period Aggregate Principal Balance                                                 {11}         1,061,801,605
                                                                                                              ======================

     {12}      Pool Factor   ( {11} / Original Pool Balance)                                             {12}           81.6771113%
                                                                                                              ======================

-----------------------------------------------------------------------------------------------------------------------------------
II.            MONTHLY PERIOD NOTE BALANCE CALCULATION:    CLASS A-1    CLASS A-2      CLASS A-3        CLASS A-4        TOTAL
                                                           ---------    ---------      ---------        ---------        -----
--------------------------------------------------------
     {13}      Original Note Balance                {13} $182,000,000  $313,000,000   $572,000,000     $233,000,000  $1,300,000,000
-----------------------------------------------------------------------------------------------------------------------------------

     {14}      Beginning of period Note Balance     {14}           $0   $237,011,372  $572,000,000     $233,000,000  $1,042,011,372
                                                         --------------------------------------------------------------------------

     {15}      Noteholders' Principal
                 Distributable Amount               {15}            0     30,808,016             0                0      30,808,016
     {16}      Noteholders' Accelerated Principal
                 Amount                             {16}            0              0             0                0               0
     {17}      Accelerated Payment Amount Shortfall {17}            0      3,173,908             0                0       3,173,908
     {18}      Deficiency Claim Amount              {18}            0              0             0                0               0
                                                         --------------------------------------------------------------------------

     {19}      End of period Note Balance           {19}           $0   $203,029,448  $572,000,000     $233,000,000  $1,008,029,448
                                                         ==========================================================================

     {20}      Note Pool Factors  ( {19} / {13} )   {20}   0.0000000%    64.8656383%  100.0000000%     100.0000000%     77.5407268%
                                                         ==========================================================================

                                       1

------------------------------------------------------------------------------------------------------------------------------------
III.           RECONCILIATION OF PRE-FUNDING ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
     {21}      Beginning of period Pre-Funding Account balance                               {21}                                $0
                                                                                                                     ---------------
     {22}      Purchase of Subsequent Receivables                                            {22}                  0
                                                                                                  -------------------
     {23}      Investment Earnings                                                           {23}                  0
                                                                                                  -------------------
     {24}      Investment Earnings Transfer to Collections Account                           {24}                  0
                                                                                                  -------------------
     {25}      Payment of Mandatory Prepayment Amount                                        {25}                  0
                                                                                                  -------------------
     {26}      Total Month Activity                                                          {26}                                 0
                                                                                                                     ---------------
     {27}      End of period Pre-Funding Account balance                                     {27}                                $0
                                                                                                                     ===============

------------------------------------------------------------------------------------------------------------------------------------
IV.            CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
     {28}      Total Monthly Principal Amounts                                               {28}                       $30,808,016
                                                                                                                     ---------------
     {29}      Required Pro-forma Note Balance                                               {29}       $955,621,445
                                                                                                  -------------------
     {30}      Pro-forma Note Balance                                                        {30}     $1,011,203,356
                                                                                                  -------------------
     {31}      Step-down Amount  (Max of 0 or ({29} - {30}))                                 {31}                                $0
                                                                                                                     ---------------
     {32}      Principal Distributable Amount  ({28} - {31})                                 {32}                       $30,808,016
                                                                                                                     ===============

------------------------------------------------------------------------------------------------------------------------------------
V.             RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
     {33}      Beginning of period Capitalized Interest Account
                 balance                                                                     {33}                                $0
                                                                                                                     ---------------
     {34}      Monthly Capitalized Interest Amount                                           {34}                  0
                                                                                                  -------------------
     {35}      Investment Earnings                                                           {35}                  0
                                                                                                  -------------------
     {36}      Investment Earnings Transfer to Collections Account                           {36}                  0
                                                                                                  -------------------
     {37}      Payment of Overfunded Capitalized Interest Amount                             {37}                  0
                                                                                                  -------------------
     {38}      Payment of Remaining Capitalized Interest Account                             {38}                  0
                                                                                                  -------------------
     {39}      Total Monthly Activity                                                        {39}                                 0
                                                                                                                     ---------------
     {40}      End of period Capitalized Interest Account balance                            {40}                                $0
                                                                                                                     ===============

------------------------------------------------------------------------------------------------------------------------------------
VI.            RECONCILIATION OF COLLECTION ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
               AVAILABLE FUNDS:
                   {41}     Collections on Receivables during period
                              (net of Liquidation Proceeds)                                  {41}        $38,683,050
                                                                                                  -------------------
                   {42}     Liquidation Proceeds collected during
                              period                                                         {42}          3,236,712
                                                                                                  -------------------
                   {43}     Purchase Amounts deposited in Collection                         {43}
                                                                                                  -------------------
                   {44}     Investment Earnings - Collection Account                         {44}            159,348
                                                                                                  -------------------
                   {45}     Investment Earnings - Transfer From
                              Prefunding Account                                             {45}                  0
                                                                                                  -------------------
                   {46}     Investment Earnings - Transfer From
                              Capitalized Interest Account                                   {46}                  0
                                                                                                  -------------------
                   {47}     Collection of Supplemental Servicing -
                              Extension Fees                                                 {47}            302,892
                                                                                                  -------------------
                   {48}     Collection of Supplemental Servicing -
                              Repo and Recovery Fees Advanced                                {48}            168,002
                                                                                                  -------------------
                   {49}     Collection of Supplemental Servicing -
                              Late Fees                                                      {49}            166,721
                                                                                                  -------------------
                   {50}     Monthly Capitalized Interest Amount                              {50}                  0
                                                                                                  -------------------
                   {51}     Mandatory Note Prepayment Amount                                 {51}                  0
                                                                                                  -------------------
                   {52}     Total Available Funds                                            {52}                        42,716,725
                                                                                                                     ---------------

               DISTRIBUTIONS:
                   {53}     Base Servicing Fee -  to Servicer                                {53}          2,048,643
                                                                                                  -------------------
                   {54}     Repo and Recovery Fees - reimbursed to
                              Servicer                                                       {54}            168,002
                                                                                                  -------------------
                   {55}     Bank Service Charges - reimbursed to
                              Servicer                                                       {55}             19,552
                                                                                                  -------------------
                   {56}     Late Fees - to Servicer                                          {56}            166,721
                                                                                                  -------------------
                   {57}     Overpayments - reimbursed to Servicer                            {57}             54,596
                                                                                                  -------------------
                   {58}     Agent fees - to Trustee                                          {58}                488
                                                                                                  -------------------

                            NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT
                            ------------------------------------------------------------------------------
                                         BEGINNING
                                           NOTE       INTEREST  INTEREST                        CALCULATED
                               CLASS      BALANCE    CARRYOVER    RATE    DAYS    DAYS BASIS    INTEREREST
                            ------------------------------------------------------------------------------
                   {59}     Class A-1             $0         0  6.04000%   29   Actual days/360         $0

                                                                                             {59}                  0
                                                                                                  -------------------

                   {60}     Class A-2    237,011,372         0  6.54000%   30        30/360      1,291,712

                                                                                             {60}          1,291,712
                                                                                                  -------------------

                   {61}     Class A-3    572,000,000         0  7.15000%   30        30/360      3,408,167

                                                                                             {61}          3,408,167
                                                                                                  -------------------

                   {62}     Class A-4    233,000,000         0  7.29000%   30        30/360      1,415,475
                            -------------------------------------------------------------------------------

                                                                                             {62}          1,415,475
                                                                                                  -------------------

                            NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT
                            -------------------------------------------------------------------------------
                                                                       EXCESS       MANDATORY
                                            PRINCIPAL    PRINCIPAL    PRINCIPAL       NOTE         TOTAL
                               CLASS      DISTRIBUTABLE  CARRYOVER       DUE       PREPAYMENT    PRINCIPAL
                            -------------------------------------------------------------------------------
                   {63}     Class A-1                $0          0            0             0           $0

                                                                                             {63}                  0
                                                                                                  -------------------

                   {64}     Class A-2        30,808,016          0            0             0   30,808,016

                                                                                             {64}         30,808,016
                                                                                                  -------------------

                   {65}     Class A-3                 0          0            0             0            0

                                                                                             {65}                  0
                                                                                                  -------------------

                   {66}     Class A-4                 0          0            0             0            0
                            -------------------------------------------------------------------------------

                                                                                             {66}                  0
                                                                                                  -------------------

                   {67}     Security Insurer Premiums - to FSA                               {67}            379,739
                                                                                                  -------------------
                   {68}     Total distributions                                              {68}                        39,761,111
                                                                                                                     ---------------
     {69}      Excess Available Funds  (or Deficiency Claim Amount )                         {69}                         2,955,614
                                                                                                                     ---------------
     {70}      Noteholders' Accelerated Principal Amount                                     {70}                                 0
                                                                                                                     ---------------
     {71}      Deposit to Spread Account                                                     {71}                         2,955,614
                                                                                                                     ===============

                                       2

------------------------------------------------------------------------------------------------------------------------------------
VII.           CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
     {72}      Excess Available Funds  ({69})                                                {72}         $2,955,614
                                                                                                  -------------------
     {73}      Pro Forma Note Balance    ({14} - {10})                                       {73}      1,011,203,356
                                                                                                  -------------------
     {74}      Required Pro Forma Note Balance   (90% x ({11} + {27}))                       {74}        955,621,445
                                                                                                  -------------------
     {75}      Excess of Pro Forma Balance over Required Balance   ({73} - {74})             {75}         55,581,911
                                                                                                  -------------------
     {76}      End of Period  Class A-1 Note Balance (before accel. payments)                {76}                  0
                                                                                                  -------------------
     {77}      Lesser of {75} or {76}                                                        {77}                  0
                                                                                                  -------------------
     {78}      Accelerated Principal Amount  (lesser of  {72} or {77})                       {78}                                $0
                                                                                                                     ---------------

------------------------------------------------------------------------------------------------------------------------------------
VIII.          CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
------------------------------------------------------------------------------------------------------------------------------------
     {79}      Pro Forma Note Balance    ({14} - {10})                                       {79}     $1,011,203,356
                                                                                                  -------------------
     {80}      Required Pro Forma Note Balance   (90% x ({11} + {27}))                       {80}        955,621,445
                                                                                                  -------------------
     {81}      Excess of Pro Forma Balance over Required Balance   ({79} - {80})             {81}         55,581,911
                                                                                                  -------------------
     {82}      End of Period  Class A-1 Note Balance                                         {82}                  0
                                                                                                  -------------------
     {83}      Greater of {81} or {82}                                                       {83}         55,581,911
                                                                                                  -------------------
     {84}      Excess Available Funds  ({69})                                                {84}          2,955,614
                                                                                                  -------------------
     {85}      Investment Earnings on Collection Account  ({44})                             {85}            159,348
                                                                                                  -------------------
     {86}      Accelerated Payment Amount Shortfall ({83} - {84} + {85})                     {86}                       $52,785,645
                                                                                                                     ---------------

------------------------------------------------------------------------------------------------------------------------------------
IX.            RECONCILIATION OF SPREAD ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
                                                            INITIAL      SUB #1      SUB# 2                               TOTAL
                                                          ----------------------------------                         ---------------
     {87}      INITIAL OR SUBSEQUENT SPREAD ACCOUNT
                 DEPOSITS                                 $19,500,000  5,250,000  14,249,969                            $38,999,969
------------------------------------------------------------------------------------------------------------------------------------

     {88}      BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                    {88}                       $38,999,969
                                                                                                                     ---------------

               ADDITIONS TO SPREAD ACCOUNT
                   {89}     Deposits from Collections Account    ({71})                      {89}          2,955,614
                                                                                                  -------------------
                   {90}     Investment Earnings                                              {90}            218,294
                                                                                                  -------------------
                   {91}     Deposits Related to Subsequent Receivables Purchases             {91}                  0
                                                                                                  -------------------
                   {92}     Total Additions                                                  {92}                         3,173,908
                                                                                                                     ---------------

     {93}      SPREAD ACCOUNT BALANCE AVAILABLE FOR  WITHDRAWALS                             {93}                        42,173,877
                                                                                                                     ---------------

               REQUISITE AMOUNT OF SPREAD ACCOUNT
                    DURING FUNDING PERIOD (THE AMOUNT BELOW WILL BE ZERO AFTER
                      THE FUNDING PERIOD.)
                   {94}     Total Initial & Subsequent Spread Account Deposits ({87})        {94}                  0
                                                                                                  -------------------
                    AFTER FUNDING PERIOD (ALL AMOUNTS BELOW WILL BE ZERO IF NOT
                      APPLICABLE OR DURING FUNDING PERIOD.)
                            Floor Amount   (Calculation Below)    =     19,499,985
                                                                     --------------
                   {95}          (Max of (1.) $100,000 or (2.) Lesser of Note Balance
                                    and 1.5% Original Pool Balance)                          {95}                  0
                                                                                                  -------------------
                   {96}     Recourse Reduction Amount  (if any)                              {96}                  0
                                                                                                  -------------------
                   {97}     If OC percentage is equal to or greater than 13%, then
                              ((13% - OC Level) *Aggr. End Bal.)  =              0           {97}                  0
                                                                     --------------               -------------------
                   {98}     If OC percentage is less than 13%, then 3% of Original
                              Pool Balance                                                   {98}         38,999,969
                                                                                                  -------------------
                   {99}     If Trigger Event exists then 15% of the Aggregate Principal
                              Balance                                                        {99}                  0
                                                                                                  -------------------
                  {100}     If an Insurance Agreement Event of Default exists then an
                              unlimited amount (as specified by FSA)                        {100}                  0
                                                                                                  -------------------
                  {101}     Requisite Amount of Spread Account                              {101}                        38,999,969
                                                                                                                     ---------------

               WITHDRAWALS FROM SPREAD ACCOUNT
                  {102}     Priority First - Deficiency Claim Amount                        {102}                  0
                                                                                                  -------------------
                            Priority Second - Accelerated Payment
                              Amount Shortfall  =                       52,785,645
                                                                     --------------
                  {103}          Accelerated Payment Amount Shortfall in Excess of
                                   Requisite Amount                                         {103}          3,173,908
                                                                                                  -------------------
                  {104}     Priority Third through Fourth                                   {104}
                                                                                                  -------------------
                  {105}     Priority Fifth through Sixth                                    {105}
                                                                                                  -------------------
                  {106}     Priority Seventh - to Servicer                                  {106}                  0
                                                                                                  -------------------
                  {107}     Total withdrawals                                               {107}                         3,173,908
                                                                                                                     ---------------

    {108}      END OF PERIOD SPREAD ACCOUNT BALANCE                                         {108}                       $38,999,969
                                                                                                                     ---------------

------------------------------------------------------------------------------------------------------------------------------------
X.             CALCULATION OF OC LEVEL AND OC PERCENTAGE
------------------------------------------------------------------------------------------------------------------------------------
                  {109}     Aggregate Principal Balance                                     {109}      1,061,801,605
                                                                                                  -------------------
                  {110}     End of period Note Balance                                      {110}      1,008,029,448
                                                                                                  -------------------
                  {111}     Line {109} less line {110} (During Funding Period amount equal
                              to zero)                                                      {111}         53,772,157
                                                                                                  -------------------
                  {112}     OC level     {111} / {109}                                      {112}              5.06%
                                                                                                  -------------------
                  {113}     Ending Spread Ending Balance as a percentage of Aggregate
                              Principal Balance ({108}/{109})                               {113}              3.67%
                                                                                                  -------------------
                  {114}     OC Percentage ({112} + {113})                                   {114}                             8.73%
                                                                                                                     ---------------




By:                         /s/ Preston A. Miller
                            ---------------------
Name:                       Preston A. Miller
                            -----------------
Title:                      Executive Vice President and Treasurer
                            --------------------------------------
Date:                       December 1, 2000
                            ----------------

                 AmeriCredit Automobile Receivables Trust 2000-A
                      Class A-1 6.0400% Asset Backed Notes
                      Class A-2 6.5400% Asset Backed Notes
                      Class A-3 7.1500% Asset Backed Notes
                      Class A-4 7.2900% Asset Backed Notes
                             Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as the Backup Servicer and Trust Collateral Agent, dated as of February 6, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

------------------------------------------------
MONTHLY PERIOD BEGINNING:            11/01/2000
MONTHLY PERIOD ENDING:               11/30/2000
PREV. DISTRIBUTION/CLOSE DATE:       11/06/2000
DISTRIBUTION DATE:                   12/05/2000
DAYS OF INTEREST FOR PERIOD:                 29
DAYS IN COLLECTION PERIOD:                   30
MONTHS SEASONED:                             10
------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
I.              MONTHLY PERIOD NOTE BALANCE CALCULATION:       CLASS A-1    CLASS A-2      CLASS A-3    CLASS A-4        TOTAL
                                                               ---------    ---------      ---------    ---------        -----
      {1}       Original Note Balance                    {1} $182,000,000  $313,000,000  $572,000,000  $233,000,000  $1,300,000,000
------------------------------------------------------------------------------------------------------------------------------------

      {2}       Preliminary End of period Note Balance   {2}           $0  $203,029,448  $572,000,000  $233,000,000  $1,008,029,448
                                                             -----------------------------------------------------------------------

      {3}       Deficiency Claim Amount                  {3}            0             0             0             0               0

      {4}       End of period Note Balance               {4}           $0  $203,029,448  $572,000,000  $233,000,000  $1,008,029,448
                                                             =======================================================================

      {5}       Note Pool Factors  {4} / {1}             {5}   0.0000000%   64.8656383%  100.0000000%  100.0000000%     77.5407268%
                                                             =======================================================================

------------------------------------------------------------------------------------------------------------------------------------
II.             RECONCILIATION OF SPREAD ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------

      {6}       Preliminary End of period Spread Account balance                                                  {6}   $38,999,969
                                                                                                                     ---------------

      {7}       Priority First - Deficiency Claim Amount from preliminary certificate                             {7}             0
                                                                                                                     ---------------

      {8}       End of period Spread Account balance                                                              {8}   $38,999,969
                                                                                                                     ---------------

------------------------------------------------------------------------------------------------------------------------------------
III.            MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             ---------------------------------------
                                                                                                CUMULATIVE                MONTHLY
                                                                                             ---------------------------------------
      {9}       Original Number of Receivables                                           {9}          47,318
                                                                                             ---------------------------------------
     {10}       Beginning of period number of Receivables                               {10}               0                 84,548
     {11}       Number of Subsequent Receivables Purchased                              {11}          46,366                      0
     {12}       Number of Receivables becoming Liquidated Receivables during period     {12}           3,220                    578
     {13}       Number of Receivables becoming Purchased Receivables during period      {13}               0                      0
     {14}       Number of Receivables paid off during period                            {14}           7,518                  1,024
                                                                                             ---------------------------------------
     {15}       End of period number of Receivables                                     {15}          82,946                 82,946
                                                                                             ---------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
IV.             STATISTICAL DATA:  (CURRENT AND HISTORICAL)
------------------------------------------------------------------------------------------------------------------------------------

                                                                             -------------------------------------------------------
                                                                                 ORIGINAL        PREV. MONTH              CURRENT
                                                                             -------------------------------------------------------
     {16}       Weighted Average APR of the Receivables                 {16}          18.97%          18.97%                 18.97%
     {17}       Weighted Average Remaining Term of the Receivables      {17}           58.00           50.64                  49.77
     {18}       Weighted Average Original Term of Receivables           {18}           60.00           60.00                  60.00
     {19}       Average Receivable Balance                              {19}         $13,876         $12,923                $12,801
     {20}       Aggregate Realized Losses                               {20}              $0     $19,710,439            $24,107,954
                                                                             ------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
V.              DELINQUENCY:
------------------------------------------------------------------------------------------------------------------------------------

                                                                             ------------------------------------------------------
                Receivables with Scheduled Payment delinquent                     UNITS            DOLLARS              PERCENTAGE
                                                                             ------------------------------------------------------
                   {21}     31-60 days                                  {21}           6,838     $91,080,621                  8.34%
                   {22}     61-90 days                                  {22}           1,673      22,166,953                  2.03%
                   {23}     over 90 days                                {23}             548       7,129,952                  0.65%
                                                                             -------------------------------------------------------
                   {24}     Receivables with Scheduled Payment
                              delinquent more than 30 days at end
                              of period                                 {24}           9,059    $120,377,526                 11.02%
                                                                             -------------------------------------------------------

                                       4


--------------------------------------------------------------------------------------------------------------------------------
VI.             PERFORMANCE TESTS:
--------------------------------------------------------------------------------------------------------------------------------

                ----------------------------------------------------------------------------------------------------------------
                DELINQUENCY RATIO
                   {25}     Receivables with Scheduled Payment
                              delinquent more than 60 days at
                              end of period ({22} + {23})               {25}               $29,296,905
                                                                            --------------------------
                   {26}     Purchased Receivables with Scheduled
                              Payment delinquent more than 60 days
                              at end of period                          {26}
                                                                            --------------------------
                   {27}     Beginning of period Principal Balance       {27}             1,092,609,621
                                                                            --------------------------
                   {28}     Delinquency Ratio {25} + {26} divided
                              by {27}                                   {28}                                              2.68%
                                                                                                       -------------------------
                   {29}     Previous Monthly Period Delinquency Ratio   {29}                                              2.37%
                                                                                                       -------------------------
                   {30}     Second previous Monthly Period
                              Delinquency Ratio                         {30}                                              2.30%
                                                                                                       -------------------------

                   {31}     Average Delinquency Ratio
                              ({28} + {29} + {30})/3                    {31}                                              2.45%
                                                                                                       -------------------------

                   {32}     Compliance (Delinquency Test Failure
                              is a Delinquency Ratio equal to or
                              greater than 5.00%.)                      {32}                                      yes
                                                                                                       -------------------------

                ----------------------------------------------------------------------------------------------------------------

                ----------------------------------------------------------------------------------------------------------------
                CUMULATIVE DEFAULT RATE
                   {33}     Defaulted Receivables in Current Period     {33}                $8,186,714
                                                                            --------------------------
                   {34}     Cumulative Defaulted Receivables from
                              last month                                {34}               $52,120,754
                                                                            --------------------------
                   {35}     Cumulative Defaulted Receivables
                              {33} + {34}                               {35}               $60,307,468
                                                                            --------------------------
                   {36}     Original Pool Balance                       {36}            $1,299,998,969
                                                                            --------------------------
                   {37}     Cumulative Default Rate {35} divided
                              by {36}                                   {37}                                              4.64%
                                                                                                       -------------------------

                   {38}     Compliance (Default Test Failure is a
                              Cumulative Default Rate equal to or
                              greater than 14.88%.)                     {38}                                      yes
                                                                                                       -------------------------

                ----------------------------------------------------------------------------------------------------------------

                ----------------------------------------------------------------------------------------------------------------
                CUMULATIVE NET LOSS RATE
                   {39}     Receivables becoming Liquidated Receivables
                              during period                             {39}                $7,634,227
                                                                            --------------------------
                   {40}     Purchased Receivables with Scheduled
                              Payment delinquent more than 30 days at
                              end of period                             {40}
                                                                            --------------------------
                   {41}     Cram Down Losses occurring during period    {41}
                                                                            --------------------------
                   {42}     Liquidation Proceeds collected during
                              period                                    {42}               ($3,236,712)
                                                                            --------------------------
                   {43}     Net Losses during period
                              {39} + {40} + {41} + {42}                 {43}                $4,397,515
                                                                            --------------------------
                   {44}     Net Losses since Initial Cut-off Date
                              (Beginning of Period)                     {44}               $19,710,439
                                                                            --------------------------
                   {45}     CUMULATIVE NET LOSS RATE BEFORE 50% OF 90
                              DAY DELINQUENCIES ({43} + {44}) / {47}    {45}                                              1.85%
                                                                                                       -------------------------
                   {46}     50% of Receivables with Scheduled Payment
                              delinquent more than 90 days at end
                              of period                                 {46}                $8,377,098
                                                                            --------------------------
                   {47}     Original Aggregate Principal Balance plus
                              Pre-Funded Amount as of the Closing Date  {47}            $1,300,000,000
                                                                            --------------------------
                   {48}     Cumulative Net Loss Rate
                              ({43} + {44} + {46}) / {47}               {48}                                              2.50%
                                                                                                       -------------------------

                   {49}     Compliance (Net Loss Test Failure is a Net
                              Loss Rate equal to or greater than
                              8.50%.)                                   {49}                                      yes
                                                                                                       -------------------------

                ----------------------------------------------------------------------------------------------------------------

                ----------------------------------------------------------------------------------------------------------------
                EXTENSION RATE
                   {50}     Principal Balance of Receivables extended
                              during current period                     {50}               $37,959,771
                                                                            --------------------------
                   {51}     Beginning of Period Aggregate Principal
                              Balance                                   {51}            $1,092,609,621
                                                                            --------------------------
                   {52}     Extension Rate {50} divided by {51}         {52}                                              3.47%
                                                                                                       -------------------------
                   {53}     Previous Monthly Extension Rate             {53}                                              2.50%
                                                                                                       -------------------------
                   {54}     Second previous Monthly Extension Rate      {54}                                              1.85%
                                                                                                       -------------------------

                   {55}     Average Extension Rate
                              ({52} +{53} +{54}) / 3                    {55}                                              2.61%
                                                                                                       -------------------------

                   {56}     Compliance (Extension Test Failure is
                              an Extension Rate equal to or greater
                              than 4%.)                                 {56}                                       yes
                                                                                                       -------------------------

                ----------------------------------------------------------------------------------------------------------------

By:                         /s/ Preston A. Miller
                            ---------------------
Name:                       Preston A. Miller
                            -----------------
Title:                      Executive Vice President and Treasurer
                            --------------------------------------
Date:                       December 1, 2000
                            ----------------

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